UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 19, 2005

(Date of earliest event reported)

MARKETWATCH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50562	27-0064104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street

San Francisco, California 94111

(Address of principal executive offices including zip code)

(415) 733-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index

(c) Exhibit 99.1     Press Release of MarketWatch, Inc. dated January 19, 2005.

ITEM	8.01 OTHER EVENTS

On January 19, 2005, MarketWatch, Inc. (“MarketWatch”) issued a press release announcing that at a special meeting of the stockholders held on January 19, 2005, MarketWatch’s stockholders approved the terms and conditions of the proposed merger of MarketWatch into a wholly-owned subsidiary of Dow Jones & Company, Inc. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of MarketWatch, Inc. dated January 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETWATCH, INC.

By:	Doug Appleton
Name:	Doug Appleton
Title:	General Counsel and Secretary

Date: January 19, 2005

EXHIBIT INDEX.

Exhibit No.	Description
99.1	Press Release of MarketWatch, Inc. dated January 19, 2005.